SUPPLEMENTAL CONVEYANCE


     For value received in accordance with the Amended and Restated
Master Purchase Agreement dated as of April 1, 1997, (the "Purchase
Agreement"), by and between the undersigned (the "Seller"), and Aegis Auto Funding Corp. IV, a Delaware corporation (the "Purchaser"), the undersigned does hereby sell, assign, transfer and otherwise convey unto the Purchaser, without recourse, (i) all right, title and interest of the undersigned in and to the Receivables identified on the Schedule of Receivables attached as Schedule
I hereto, all monies constituting Excess Interest Collections thereon and all other moneys received thereon on and after March 31, 1997 (the "Cutoff
Date"); (ii) the interest of the Seller in the security interests of the Seller in the Financed Vehicles granted by the Obligors pursuant to the Receivables; (iii) the interest of the Seller in any Risk Default Insurance Proceeds and any proceeds from claims on any Insurance Policies (including the VSI Insurance Policy) covering the Receivables, the Financed Vehicles or Obligors from the Cutoff Date; (iv) the right of the Seller to realize upon any property (including the right to receive future Liquidation Proceeds) that shall have secured a Receivable and have been repossessed by or on behalf of the Purchaser; (v) the interest of the Seller in any Dealer
Recourse; and (vi) the proceeds of any
and all of the foregoing. The foregoing sale does not constitute and is not intended to result in any assumption by the Purchaser of any obligation of the undersigned to the Obligors, insurers or any other person in connection with the Receivables, Custodian Files, Servicer Files, any insurance policies or any agreement or instrument relating to any of them.

     This Supplemental Conveyance is executed and delivered pursuant to the Purchase Agreement. The representations, warranties and agreements on the part of the undersigned contained in the Purchase Agreement are hereby confirmed.

     The undersigned hereby affirms that it has made, constituted and appointed, and by these presents does make, constitute and appoint Norwest Bank Minnesota, National Association, a national banking association, as trustee of the Aegis Auto Receivables Trust 1997-2 ("Trustee"), having its principal place of business at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479-0070, and its successors or assigns in such capacity, Seller's true and lawful attorney-in-fact for and in Seller's name, place and stead to act:

     FIRST: To execute and/or endorse any loan agreement, promissory note, security agreement, financing statement, certificate of title or other document, instrument, or agreement, or any amendment, modification or supplement of any of the foregoing and perform any act and covenant in any way which Seller itself could do (to the fullest extent that the Seller is permitted by law to act through an agent), which is necessary or appropriate to modify, amend, renew, extend, release, terminate and/or extinguish (i) any and all liens and security interests (the "Collateral") granted to or created in favor of Seller in and to or affecting any of the Receivables described on
Schedule I annexed hereto and by this reference made a part hereof, or (ii) any indebtedness secured by any such lien or security interest or any right or obligation of the obligor of such indebtedness or Seller, in each case upon such terms and conditions deemed, in the sole discretion of said attorney-in-fact, necessary or appropriate in connection with such modification, amendment, renewal, extension, release, termination and/or extinguishment.

     SECOND: To agree and to contract with any person, in any manner and upon terms and conditions deemed, in the sole discretion of said attorney-in-fact, necessary or appropriate for the accomplishment of any such modification, amendment, renewal, extension, release, termination and/or extinguishment of any such lien, security interest, indebtedness, right or obligation referred to above with respect to the Receivables or the Collateral; to perform, rescind, reform, release or modify any such agreement or contract or any similar agreement or contract made by or on behalf of the principal;
to execute, acknowledge, seal and deliver any contract, agreement, certificate of title or other document, agreement or instrument creating, evidencing, securing or secured by any such lien, security interest, indebtedness, right or obligation; and to take all such other actions and steps, pay or receive such moneys and to execute, acknowledge, seal and deliver all such other certificates, documents and agreements as said attorney-in-fact may deem necessary or appropriate to consummate any such modification, amendment, renewal, extension, release, termination and/or extinguishment of any such security interest, lien, indebtedness, right or obligation, or in furtherance of any of the transactions contemplated by the foregoing.

     THIRD: With full and unqualified authority to delegate any or all of the foregoing powers to any person or persons whom said attorney-in-fact shall select.

     FOURTH: This power of attorney shall not be affected by the subsequent disability or incompetence of the principal.

     FIFTH: This power of attorney shall be irrevocable and coupled with an interest.

     SIXTH: To induce any third party to act hereunder, Seller hereby agrees that any third party receiving a duly executed copy or facsimile of this instrument may act hereunder, and that any notice of revocation or termination hereof or other revocation or termination hereof by operation of law shall be ineffective as to such third party.

     Capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Purchase Agreement.

     IN WITNESS WHEREOF, the undersigned has caused this Supplemental Conveyance to be duly executed as of April 16, 1997.

                              AEGIS AUTO FINANCE INC.


                              By

                                   Name:
                                   Title:
                     SCHEDULE I

                SCHEDULE OF RECEIVABLES


                       EXHIBIT B


              LOCATION OF SERVICER FILES



System and Services Technology, Inc.
4315 Pickett Road
St. Joseph, MO  64503

American Lenders Facilities, Inc.
2600 Michaelson Drive
Suite 470
Irvine, CA  92715